Exhibit 99.1

Second Amendment to

Stock Restriction Agreement

This Second Amendment (the “Amendment”) to the Stock Restriction Agreement dated as of April 17, 1998 by and among Charles River Associates Incorporated, a Massachusetts corporation (the “Company”), and the persons whose names and addresses appear on Schedule A thereto (including persons made a party thereto through one or more accession agreements), as amended by the First Amendment dated as of March 27, 2003 (as so amended, the “Agreement”), is made as of June 10, 2005 by the Company and the Pre-Offering Stockholders who have executed this Amendment.

WHEREAS, certain parties to the Agreement wish to modify the provisions of the Agreement relating to restrictions on the Transfer of Common Stock and other matters; and

WHEREAS, the parties to this Amendment hold the requisite number of shares of Pre-Offering Stock to effectuate this Amendment to the Agreement;

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             General.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

2.             Additional Restrictions on Transfer.  In addition to the restrictions on Transfer imposed by the Agreement, no Pre-Offering Stockholder shall, on or before November 30, 2005, Transfer any shares of Common Stock, including, without limitation, shares of Pre-Offering Stock, held by such Pre-Offering Stockholder on June 10 2005, or any shares of Common Stock acquired by the Pre-Offering Stockholder between June 10, 2005 and November 30, 2005, whether by gift, grant, purchase, exercise of stock options or otherwise.

3.             Effectiveness of this Amendment.  This Amendment shall become effective as to all Pre-Offering Stockholders when signed by parties to the Agreement holding the minimum number of shares of Common Stock necessary to effectuate this Amendment.  Any Pre-Offering Stockholder who became a party to the Agreement through an accession agreement shall continue to be bound by any additional terms set forth therein.

4.             Scope of Amendment.  As amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

5.             Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

6.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

CHARLES RIVER ASSOCIATES INCORPORATED

By:	/s/ James C. Burrows
James C. Burrows, President

PRE-OFFERING STOCKHOLDERS:

/s/ Jagdish C. Agarwal
Jagdish C. Agarwal

Gregory K. Bell

The Besen Family Trust u/i/d March 30, 1998

By:	/s/ Marlene Besen
Marlene Besen, Trustee

/s/ Stanley M. Besen
Stanley M. Besen

/s/ Douglas R. Bohi
Douglas R. Bohi

/s/ Daniel Brand
Daniel Brand

/s/ Steven R. Brenner
Steven R. Brenner

/s/ William B. Burnett
William B. Burnett

/s/ James C. Burrows
James C. Burrows

The James C. Burrows Irrevocable Trust 1998, Art. Second

By:	/s/ Kenneth L. Grinnell
Kenneth L. Grinnell, Trustee

Eads Family, LLC

By:	/s/ George C. Eads
George C. Eads, Managing Member

/s/ George C. Eads
George C. Eads

/s/ Abigail S. Fisher
Abigail S. Fisher

The Abigail S. Fisher GST Trust

By:	/s/ Abigail S. Fisher
Abigail S. Fisher, Trustee

/s/ Abraham S. Fisher
Abraham S. Fisher

The Abraham S. Fisher GST Trust

By:	/s/ Abraham S. Fisher
Abraham S. Fisher, Trustee

/s/ Franklin M. Fisher
Franklin M. Fisher

The Salop Irrevocable GST – Exempt Trust 1998

By:	/s/ Judith R. Gelman
Judith R. Gelman, Trustee

The Salop Irrevocable GST – Taxable Trust 1998

By:	/s/ Judith R. Gelman
Judith R. Gelman, Trustee

/s/ Joen E. Greenwood
Joen E. Greenwood

/s/ Stephen H. Kalos
Stephen H. Kalos

/s/ Firoze E. Katrak
Firoze E. Katrak

/s/ Michael A. Kemp
Michael A. Kemp

Robert J. Larner and Anne M. Larner, joint tenants with right of survivorship

By:	/s/ Robert J. Larner
Robert J. Larner

By:	/s/ Anne M. Larner
Anne M. Larner

Arnold J. Lowenstein

/s/ C. Christopher Maxwell
C. Christopher Maxwell

/s/ Paul R. Milgrom
Paul R. Milgrom

/s/ Bridger M. Mitchell
Bridger M. Mitchell

/s/ W. David Montgomery
W. David Montgomery

/s/ Rowland T. Moriarty
Rowland T. Moriarty

The Rowland T. Moriarty Irrevocable Trust 1998

By:	/s/ Jenny Fitz Moriarty
Jenny Fitz Moriarty, Trustee

/s/ Laurel E. Morrison
Laurel E. Morrison

/s/ Monica G. Noether
Monica G. Noether

/s/ Thomas R. Overstreet
Thomas R. Overstreet

John E. Parsons Charitable Foundation, Inc.

By:	/s/ John E. Parsons
John E. Parsons, President

/s/ John E. Parsons
John E. Parsons

/s/ Raju Patel
Raju Patel

/s/ Gary L. Roberts
Gary L. Roberts

Ruback Children’s Family Trust

By:	/s/ Elaine M. Ruback
Elaine M. Ruback, as Trustee

/s/ Richard S. Ruback
Richard S. Ruback

/s/ Steven C. Salop
Steven C. Salop

/s/ Robert M. Spann
Robert M. Spann

Alan R. Willens

/s/ John R. Woodbury
John R. Woodbury

/s/ Naomi L. Zikmund-Fisher
Naomi L. Zikmund-Fisher

The Naomi L. Fisher GST Trust

By:	/s/ Naomi L. Zikmund-Fisher
Naomi L. Zikmund-Fisher, Trustee

Girls, Incorporated

By:	/s/ Marcia Brumit Kopf
Chief Operating Officer

National Outdoor Leadership School

By:	/s/ John Gans
John Gans, Executive Director

/s/ Gail B. Roberts
Gail B. Roberts